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*                                                                         *
*  AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MARCH 8, 1994  *
*                                                                         *
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                                                       REGISTRATION NO. 33-52333

- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------


                                 PRE-EFFECTIVE



                                   AMENDMENT



                                     NO. 3



                                       TO


                                    FORM S-3

                             REGISTRATION STATEMENT
                        Under The Securities Act of 1933

                               ------------------

                               EATON CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                        OHIO                                             34-0196300
          (STATE OR OTHER JURISDICTION OF                    (IRS EMPLOYER IDENTIFICATION NO.)
           INCORPORATION OR ORGANIZATION)

 Eaton Center, 1111 Superior Avenue, Cleveland, Ohio 44114-2584, (216) 523-5000
  (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                   REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                               ------------------

                           E. R. FRANKLIN, Secretary
 Eaton Center, 1111 Superior Avenue, Cleveland, Ohio 44114-2584, (216) 523-4103
  (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                               AGENT FOR SERVICE)

                                   Copies to:
                              ARNE HOVDESVEN, Esq.
   Shearman & Sterling, 599 Lexington Avenue, New York, New York 10022, (212)
                                    848-4000

                               ------------------

   APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE OF THE SECURITIES TO THE
                                    PUBLIC:
   From time to time after the effective date of this Registration Statement.

                               ------------------


     If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following
box. / /     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. /X/

                               ------------------

     THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933, AS AMENDED, OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID
SECTION 8(A), MAY DETERMINE.

                PART II. INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 14. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION


Filing Fee for Registration Statement........................     $206,897
Legal Fees and Expenses......................................       20,000
Rating Agency Fees...........................................       85,000
Blue Sky Fees and Expenses...................................       30,000
Printing and Engraving Fees..................................      150,000
Accounting Fees and Expenses.................................      120,000
Trustee's Fees and Expenses..................................       15,000
Miscellaneous Expenses ......................................       27,000
                                                                 ----------
          TOTAL .............................................     $653,897
                                                                 ----------
                                                                 ----------


The foregoing expenses, except for the filing fee for the Registration Statement, are estimated.

ITEM 15. INDEMNIFICATION OF DIRECTORS AND OFFICERS

     Paragraph (E) of Section 1701.13 of the Ohio Revised Code grants each corporation organized under the laws of the State of Ohio, such as the Company, power to indemnify its directors, officers and other specified persons. Provisions relating to indemnification of directors and officers of the Company and other specified persons have been adopted pursuant to the Ohio law and are contained in Article IV, Section 2 of the Company's Amended Regulations. Under the Amended Regulations, the Company shall indemnify any director, officer or other specified person against expenses, including attorneys' fees, judgments, fines and amounts paid in settlement, actually and reasonably incurred by him by reason of the fact that he is or was such director, officer or other specified person, to the full extent permitted by applicable law. The foregoing statement is subject to, and only part of, the detailed provisions of the Ohio Revised Code and the Company's Amended Regulations referred to herein.

     The Company has entered into Indemnification Agreements with all of its officers and directors. The Agreements provide that the Company shall indemnify such directors or officers to the full extent permitted by law against expenses actually and reasonably incurred by them in connection with any claim filed against them by reason of anything done or not done by them in such capacity. The Agreements also require the Company to maintain director and officer insurance which is no less favorable to the director and officer than the insurance in effect on April 27, 1988 (the date of the Agreements), and to establish and maintain an escrow account of up to $10 million to fund the Company's obligations under the Agreements, except that the Company is required to fund the escrow only upon the occurrence of a change of control of the Company, as defined under the Agreements.

     The Company also maintains insurance coverage for the benefit of directors and officers with respect to many types of claims that may be made against them, some of which claims may be in addition to those described in Section 2 of
Article IV of the Amended Regulations. Reference is also made to Section 6 of the Underwriting Agreement included herein as an exhibit to the Registration Statement for provisions regarding indemnification of the Company, officers, directors and controlling persons against certain liabilities.

ITEM 16. EXHIBITS

     This Registration Statement includes the following exhibits:


    ***1(a) -- Form of Underwriting Agreement and Underwriting Agreement Basic
               Provisions.
    ***4(a) -- Form of Senior Indenture between the Company and Chemical Bank.
       4(b) -- Form of Fixed Rate Senior Note filed as Exhibit 4(b) to Registration
               Statement No. 33-48851 and incorporated herein by reference.
    ***4(c) -- Form of Subordinated Indenture between the Company and Chemical Bank.
       4(d) -- Form of Fixed Rate Subordinated Note filed as Exhibit 4(d) to
               Registration Statement No. 33-48851 and incorporated herein by reference.

       4(e) -- Form of Debt Warrant Agreement between the Company and the Debt Warrant
               Agent, including a form of Debt Warrant Certificate, filed as Exhibit
               4(c) to Registration Statement No. 33-48851 and incorporated herein by reference.
      *4(f) -- Form of Preferred Shares.
       4(g) -- Form of Certificate of Designations filed as Exhibit 4(g) to Registration
               Statement No. 33-48851 and incorporated herein by reference.
       4(h) -- Amended Articles of Incorporation, as amended and restated as of January
               24, 1989 and filed on Form SE on March 13, 1989 (incorporated herein by reference to Exhibit 3 to the Registrant's Annual Report on Form 10-K for
               the year ended December 31, 1988, File No. 1-1396).
       4(i) -- Amended Regulations, as amended and restated as of April 27, 1988 and filed on Form SE on March 31, 1989 (incorporated herein by reference to
               Exhibit 3 to the Registrant's Annual Report on Form 10-K for the year ended December 31, 1988, File No. 1-1396).
     **5    -- Opinion of G. L. Gherlein, Executive Vice President and General Counsel,
               as to validity of the Debt Securities, Debt Warrants, Preferred Shares and
               Common Shares.
    **12    -- Computation of Ratio of Earnings to Fixed Charges.
    **24(a) -- Consent of Ernst & Young.
    **24(b) -- Consent of G. L. Gherlein, Executive Vice President and General Counsel,
               contained in his opinion filed as Exhibit 5 to this Registration Statement.
    **24(c) -- Consent of Price Waterhouse.
    **25    -- Power of Attorney.
    **26    -- Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939 of Chemical Bank with respect to the Senior Indenture and Subordinated
               Indenture.


- ---------------

  * To be filed by amendment.


 ** Previously filed.



*** Filed by Amendment No. 3.


ITEM 17. UNDERTAKINGS

     (a) The undersigned Registrant hereby undertakes:

          (1) To file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement:

             (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

             (ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

             (iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

     provided, however, that paragraphs (a)(1)(i) and (a)(1)(ii) do not apply if the registration statement is on Form S-3 or Form S-8, and the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the Registrant pursuant to
     Section 13 or Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the registration statement.

          (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

          (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

     (b) The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (c) The undersigned Registrant hereby undertakes that:

          (1) For purposes of determining liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant pursuant to Rule 424(b)(1) or
     (4) or 497(h) under the Securities Act of 1933 shall be deemed to be part of this registration statement as of the time it was declared effective.

          (2) For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                          *             *             *

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

                                   SIGNATURES


     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THE REGISTRANT CERTIFIES THAT IT HAS REASONABLE GROUNDS TO BELIEVE THAT IT MEETS ALL OF THE REQUIREMENTS FOR FILING ON FORM S-3 AND HAS DULY CAUSED THIS PRE-EFFECTIVE AMENDMENT NO. 3 TO THE REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE CITY OF CLEVELAND, STATE OF OHIO, ON THE 8TH DAY OF MARCH, 1994.


                                            EATON CORPORATION

                                            By  /s/ G. L. GHERLEIN
                                                        G. L. Gherlein
                                                 Executive Vice President and
                                                        General Counsel


     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS PRE-EFFECTIVE AMENDMENT NO. 3 TO THE REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATE INDICATED.



                  NAME                                    TITLE                         DATE
- ----------------------------------------    ---------------------------------   ---------------------
                                            Chairman and Chief Executive
                     *                      Officer; Principal
  William E. Butler                         Executive Officer; Director
                                            President and Chief Operating
                     *                      Officer -- Vehicle Components;
  John S. Rodewig                           Director
                                            Vice Chairman and Chief Financial
                     *                      and Administrative Officer;
  Stephen R. Hardis                         Principal Financial Officer;
                                            Director
                                            Vice President -- Accounting;
                     *                      Principal Accounting Officer
  Ronald L. Leach
                                            Director
                     *
  Neil A. Armstrong
                                                                               March 8, 1994
                                            Director
                     *
  Phyllis B. Davis
                                            Director
                     *
  Arthur Dole III
                                            Director
                     *
  Charles E. Hugel
                                            Director
                     *
  John R. Miller
                                            Director
                     *
  Furman C. Moseley
                                            Director
                     *
  Hooper G. Pattillo
                                            Director
                     *
  A. William Reynolds
                                            Director
                     *
  Gary L. Tooker


*By  /s/ DAVID M. O'LOUGHLIN
          David M. O'Loughlin,
            Attorney-in-Fact
     for the officers and directors
        signing in the capacities
                indicated


                                 EXHIBIT INDEX

     EXHIBIT                                       EXHIBIT
     NUMBER                                      DESCRIPTION
     --------                                    -----------
     ***1(a)     -- Form of Underwriting Agreement and Underwriting Agreement Basic
                    Provisions.
    ***4(a)      -- Form of Senior Indenture between the Company and Chemical Bank.
       4(b)      -- Form of Fixed Rate Senior Note filed as Exhibit 4(b) to Registration
                    Statement No. 33-48851 and incorporated herein by reference.
    ***4(c)      -- Form of Subordinated Indenture between the Company and Chemical Bank.
       4(d)      -- Fixed Rate Subordinated Note filed as Exhibit 4(d) to Registration
                    Statement No. 33-48851 and incorporated herein by reference.
       4(e)      -- Form of Debt Warrant Agreement between the Company and the Debt Warrant
                    Agent, including a form of Debt Warrant Certificate, filed as Exhibit
                    4(c) to Registration Statement No. 33-48851 and incorporated herein by reference.
      *4(f)      -- Form of Preferred Shares.
       4(g)      -- Form of Certificate of Designations filed as Exhibit 4(g) to Registration
                    Statement No. 33-48851 and incorporated herein by reference.
       4(h)      -- Amended Articles of Incorporation, as amended and restated as of January
                    24, 1989 and filed on Form SE on March 13, 1989 (incorporated herein by reference to Exhibit 3 to the Registrant's Annual Report on Form 10-K for
                    the year ended December 31, 1988, File No. 1-1396).
       4(i)      -- Amended Regulations, as amended and restated as of April 27, 1988 and filed on Form SE on March 31, 1989 (incorporated herein by reference to
                    Exhibit 3 to the Registrant's Annual Report on Form 10-K for the year ended December 31, 1988, File No. 1-1396).
     **5         -- Opinion of G. L. Gherlein, Executive Vice President and General Counsel,
                    as to validity of the Debt Securities, Debt Warrants, Preferred Shares and
                    Common Shares.
    **12         -- Computation of Ratio of Earnings to Fixed Charges.
    **24(a)      -- Consent of Ernst & Young.
    **24(b)      -- Consent of G. L. Gherlein, Executive Vice President and General Counsel,
                    contained in his opinion filed as Exhibit 5 to this Registration Statement.
    **24(c)      -- Consent of Price Waterhouse.
    **25         -- Power of Attorney.
    **26         -- Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939 of Chemical Bank with respect to the Senior Indenture and Subordinated
                    Indenture.

- ---------------
  * To be filed by amendment.
 ** Previously filed.
*** Filed by Amendment No. 3.